UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report
November 30, 2024

LMP
CAPITAL AND INCOME
FUND INC. (SCD)

Managed Distribution Policy: The Fund’s Board of Directors (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.1130 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objective
The Fund’s investment objective is total return with an emphasis on income.

The Fund may invest in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

What’s inside

LMP Capital and Income Fund Inc.

II

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of LMP Capital and Income Fund Inc. for the twelve-month reporting period ended November 30, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
As of March 1, 2024, the Fund’s portfolio management team consists of the following members: from ClearBridge, Peter Vanderlee (since August 5, 2009), Patrick McElroy (since August 1, 2022), and Tatiana Thibodeau Eades (since June 1, 2011); from Western Asset, Michael C. Buchanan (since 2010), Ryan Brist (since 2010), Mark Lindbloom (since 2010), Christopher Kilpatrick (since 2023), and Chia-Liang (CL) Lian (since 2024).
Effective June 3, 2024, Chia-Liang (CL) Lian no longer serves as a member of the Fund’s portfolio management team.
Subsequent event notice
Effective December 31, 2024, Tatiana Thibodeau Eades no longer serves as a member of the Fund’s portfolio management team. Effective December 31, 2024, the Fund’s portfolio management team consists of the following members:
Peter Vanderlee, CFA, of ClearBridge Investments, LLC (“ClearBridge”), has been a member of the Fund’s Portfolio Management team since August 5, 2009, and oversees the Fund’s allocation between equity and fixed income securities, as well as the Fund’s equity investments in general, with a focus on dividend-paying securities. Patrick McElroy, CFA, of ClearBridge, has been a member of the Fund’s Portfolio Management team since August 1, 2022, with a focus on real estate investment trusts (REITs) and energy MLPs. Christopher Kilpatrick, Mark Lindbloom, Michael C. Buchanan and Ryan Brist of Western Asset Management Company, LLC (Western Asset) manage the fixed income portion of the Fund.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.

III
LMP Capital and Income Fund Inc.

Letter from the president (cont’d)
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
December 31, 2024
LMP Capital and Income Fund Inc.

IV

(This page intentionally left blank.)

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s investment objective is total return with an emphasis on income. Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its managed assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund may invest without limit in both energy and non-energy master limited partnerships (MLPs), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated as qualified publicly traded partnerships (QPTPs). The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge Investments, LLC’s (ClearBridge) view of economic, market or political conditions, fiscal and monetary policy and security valuation. Depending on ClearBridge’s view of these factors, which may vary from time to time, ClearBridge, one of the Fund’s subadvisers, may allocate substantially all of the investments in the portfolio to equity securities or fixed income securities.
The Fund’s subadvisers apply a rigorous, “bottom-up” research process to identify companies with strong fundamentals, skilled and committed management teams and a clear market advantage. Through patient management, the Fund seeks to capture earnings growth from companies offering new or innovative technologies, products and services.
Peter Vanderlee, CFA of ClearBridge, oversees the Fund’s allocation between equity and fixed income securities, as well as the Fund’s equity investments in general, with a focus on dividend-paying securities. The ClearBridge portfolio management team also includes Patrick McElroy, CFA, who is focused on real estate investment trusts (REITs) and energy MLPs. These individuals manage the equity side of the Fund with a “bottom-up” approach focused on the risk and reward of each investment opportunity. Effective December 31, 2024, Tatiana Eades no longer serves as a member of the Fund’s portfolio management team.
A portfolio management team at Western Asset Management Company, LLC (Western Asset) manages the fixed income portion of the Fund. The fixed income portfolio management team includes portfolio managers Christopher Kilpatrick, Mark Lindbloom, Michael C. Buchanan and Ryan Brist. Chia-Liang (CL) Lian no longer serves as a member of the Fund’s portfolio management team.
Q. What were the overall market conditions during the Fund’s reporting period?
A. Equities marched higher in the period as a November 2023 inflation print, indicating inflation was finally declining, sparked a risk-on rally. Also behind the rally was strong GDP growth, the fading of recession fears, and fervor for major investor themes such as artificial intelligence and GLP-1s. Stocks took a defensive turn in the second quarter of 2024, with utilities and consumer staples performing well as the market rotated out of more cyclical sectors toward companies with more stable earnings, and as some utilities began to get credit for their role in powering the data centers on which AI relies. More economically sensitive and commodity-linked sectors, such as materials and energy, trailed due to rising disinflation and cracks in industrial and consumer activity, which also weighed on consumer
LMP Capital and Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
discretionary stocks. A 50 basis point interest rate cut from the U.S. Federal Reserve (Fed) induced a broad rally in the third quarter in which rate-sensitive utilities and real estate sectors performed well, while weakness in China kept oil prices depressed, weighing on energy stocks. U.S. equities rose to record highs in November, ignited by a market rally following Donald Trump’s victory in the presidential election and further extended by strong performance in tech stocks. Trump’s election win, along with a Republican sweep of Congress, was widely applauded by the market and seen as rekindling its animal spirits. Specifically, the prospect of lower taxes and less regulation bolstered hopes for continued positive economic momentum, increased mergers and acquisitions activity and greater corporate profits.
Q. How did we respond to these changing market conditions?
A. We maintained our focus on common equities, energy infrastructure and REITs securities, seeking total return and emphasizing income. We continued to use a rigorous research process to identify companies with strong fundamentals, sound or improving balance sheets, skilled and committed management teams, and a clear market advantage. With weakness in the REIT sector earlier in the period, largely a result of high interest rates, we became more positive on its prospects and added to our exposure. We also added to communication services exposure, notably through hyperscalers with the prospect for outsize growth opportunities in the artificial intelligence and cloud computing ecosystem that initiated dividends in the period. To manage risk amid weakness for defensive areas of the market, we modestly reduced consumer staples and utilities exposure.
Performance review
For the twelve months ended November 30, 2024, LMP Capital and Income Fund Inc. returned 35.75% based on its net asset value (NAV)i and 47.81% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Indexii and the S&P 500 Indexiii, returned 6.88% and 33.89%, respectively, for the same period. The Fund’s Composite Indexiv returned 23.88% over the same time frame.
The Fund has adopted a managed distribution policy (the “Managed Distribution Policy”). Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $1.36 per share.* The performance table shows the Fund’s twelve-month total return based on its
*
For the tax character of distributions paid during the fiscal year ended November 30, 2024, please refer to page 33 of this report.

LMP Capital and Income Fund Inc. 2024 Annual Report

NAV and market price as of November 30, 2024. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2024
Price Per Share	12-Month Total Return**
$18.64 (NAV)	35.75%†
$17.83 (Market Price)	47.81%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, at NAV.
‡ Total return assumes the reinvestment of all distributions, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Top contributors included Energy Transfer LP, Broadcom, Blackstone, ONEOK and Apollo Global Management 6.75% convertible preferred shares.
Q. What were the leading detractors from performance?
A. Top detractors included Lineage, Marvell Technology (not held at period-end), Alexandria Real Estate Equities, United Parcel Service (not held at period-end) and ASML.
Q. Were there any significant changes to the Fund during the reporting period?
A. Larger positions initiated included Salesforce in the IT sector, Cheniere Energy in the energy sector, Ares Management and U.S. Bancorp in the financials sector and Lennar in the consumer discretionary sector. Larger positions exited included DTE Energy and Suburban Propane Partners LP in the utilities sector, Extra Space Storage in the real estate sector, ConocoPhillips in the energy sector and Amphenol in the IT sector.
Looking for additional information?
The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
LMP Capital and Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
Thank you for your investment in the LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Peter Vanderlee, CFA
Portfolio Manager
ClearBridge Investments, LLC

Patrick McElroy, CFA
Portfolio Manager
ClearBridge Investments, LLC

Tatiana Eades
Portfolio Manager
ClearBridge Investments, LLC
Western Asset Management Company, LLC
(Fixed Income Portion)
December 13, 2024
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as stock market and equity securities risk, MLP risk, fixed income securities risk, foreign investments risk, market events risk and portfolio management risk. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy related

LMP Capital and Income Fund Inc. 2024 Annual Report

MLPs subjects it to the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. MLP distributions are not guaranteed and there is no assurance that all such distributions will be tax deferred. Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political, social, and economic conditions. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may invest in lower rated higher yielding bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Distributions are not guaranteed and are subject to change. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. For more information on Fund risk, see Summary of information regarding the Fund – Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of November 30, 2024, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2024 were: Energy Transfer LP (6.4%), Enterprise Products Partners LP (5.1%), Apollo Global Management Inc. (4.1%), ONEOK Inc. (4.1%), Apple Inc. (3.5%), Blackstone Inc. (3.4%), Broadcom Inc. (3.4%), Microsoft Corp. (3.2%), Blue Owl Capital Inc. (3.2%) and MPLX LP (3.0%). Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2024, were: master limited partnerships (21.1%), information technology (18.9%), financials (16.0%), real estate (14.6%) and industrials (9.8%). The Fund’s portfolio composition is
LMP Capital and Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
iii
The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.
iv
The Composite Index reflects the blended rate of return of the following underlying indices: 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Index.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

LMP Capital and Income Fund Inc. 2024 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

25%
20%
15%
10%
5%
0%
As of November 30, 2024
As of November 30, 2023
17.3
20.3
15.5
16.6
13.2
13.1
12.0
11.1
8.1
7.2
6.7
6.6
6.5
5.8
5.2
6.3
4.1
1.4
3.7
2.9
3.3
4.8
1.6
1.8
1.2
0.0
0.1
0.2
0.0
0.5
1.5
1.4
Master limited partnerships
Information technology
Financials
Real estate
Industrials
Utilities
Energy
Health care
Communication services
Corporate bonds & notes
Consumer staples
Investments in underlying funds
Consumer discretionary
U.S. government & agency obligations
Materials
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of November 30, 2024, and November 30, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
LMP Capital and Income Fund Inc. 2024 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/24	35.75%
Five Years Ended 11/30/24	12.97
Ten Years Ended 11/30/24	8.23
Cumulative total returns[1]
11/30/14 through 11/30/24	120.47%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/24	47.81%
Five Years Ended 11/30/24	14.28
Ten Years Ended 11/30/24	9.91
Cumulative total returns[2]
11/30/14 through 11/30/24	157.17%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

LMP Capital and Income Fund Inc. 2024 Annual Report

Historical performance
Value of $10,000 invested in
LMP Capital and Income Fund Inc. vs. Benchmark Indices† — November 2014 - November 2024

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in LMP Capital and Income Fund Inc. on November 30, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index, the S&P 500 Index and the Composite Index (together, the “Indices”). The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S. The Composite Index reflects the blended rate of return of the following underlying indices: 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
LMP Capital and Income Fund Inc. 2024 Annual Report

Schedule of investments
November 30, 2024
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 83.0%
Communication Services — 5.0%
Interactive Media & Services — 2.2%
Alphabet Inc., Class A Shares	16,038	$2,709,620
Meta Platforms Inc., Class A Shares	7,399	4,249,394
Total Interactive Media & Services		6,959,014
Media — 1.0%
Comcast Corp., Class A Shares	75,098	3,243,483
Wireless Telecommunication Services — 1.8%
T-Mobile US Inc.	23,474	5,796,669

Total Communication Services		15,999,166
Consumer Discretionary — 1.4%
Household Durables — 1.4%
Lennar Corp., Class A Shares	25,598	4,464,035

Consumer Staples — 4.1%
Beverages — 1.2%
Coca-Cola Co.	58,724	3,763,034 (a)
Food Products — 1.0%
McCormick & Co. Inc., Non Voting Shares	40,962	3,211,830
Household Products — 1.9%
Colgate-Palmolive Co.	22,342	2,158,908 (a)
Procter & Gamble Co.	21,058	3,774,857 (a)
Total Household Products		5,933,765

Total Consumer Staples		12,908,629
Energy — 7.9%
Oil, Gas & Consumable Fuels — 7.9%
Cheniere Energy Inc.	21,500	4,816,215
Enbridge Inc.	37,860	1,642,367
ONEOK Inc.	115,479	13,118,414 (a)
Williams Cos. Inc.	96,740	5,661,225 (a)

Total Energy		25,238,221
Financials — 10.4%
Banks — 3.0%
JPMorgan Chase & Co.	19,762	4,934,967 (a)
US Bancorp	88,045	4,691,918
Total Banks		9,626,885
Capital Markets — 7.0%
Blackstone Inc.	56,632	10,821,809 (a)
Blue Owl Capital Inc.	427,519	10,145,026
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value

Capital Markets — continued
Intercontinental Exchange Inc.	8,230	$1,324,701
Total Capital Markets		22,291,536
Insurance — 0.4%
Chubb Ltd.	4,917	1,419,685

Total Financials		33,338,106
Health Care — 6.3%
Biotechnology — 1.7%
AbbVie Inc.	23,494	4,297,758
Amgen Inc.	4,290	1,213,512
Total Biotechnology		5,511,270
Health Care Providers & Services — 0.6%
UnitedHealth Group Inc.	3,154	1,924,571
Pharmaceuticals — 4.0%
Eli Lilly & Co.	3,384	2,691,464
Johnson & Johnson	30,886	4,787,639 (a)
Merck & Co. Inc.	51,306	5,214,742 (a)
Total Pharmaceuticals		12,693,845

Total Health Care		20,129,686
Industrials — 8.5%
Aerospace & Defense — 3.7%
L3Harris Technologies Inc.	14,700	3,619,875 (a)
Lockheed Martin Corp.	9,953	5,269,218 (a)
Northrop Grumman Corp.	6,265	3,067,657
Total Aerospace & Defense		11,956,750
Electrical Equipment — 1.5%
Emerson Electric Co.	36,005	4,774,263 (a)
Ground Transportation — 1.9%
Union Pacific Corp.	24,589	6,015,945 (a)
Machinery — 1.4%
Otis Worldwide Corp.	43,926	4,523,499 (a)

Total Industrials		27,270,457
Information Technology — 18.9%
Semiconductors & Semiconductor Equipment — 7.0%
ASML Holding NV, Registered Shares	2,515	1,726,824
Broadcom Inc.	66,392	10,760,815 (a)
NXP Semiconductors NV	19,816	4,545,196
QUALCOMM Inc.	21,166	3,355,446 (a)
Texas Instruments Inc.	10,424	2,095,537
Total Semiconductors & Semiconductor Equipment		22,483,818
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value

Software — 8.4%
Intuit Inc.	6,778	$4,349,646
Microsoft Corp.	24,236	10,262,976 (a)
Oracle Corp.	36,184	6,688,251 (a)
Salesforce Inc.	16,383	5,406,226
Total Software		26,707,099
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	46,587	11,056,493 (a)

Total Information Technology		60,247,410
Real Estate — 14.6%
Health Care REITs — 1.0%
Alexandria Real Estate Equities Inc.	23,721	2,614,766
Global Medical REIT Inc.	72,500	644,525
Total Health Care REITs		3,259,291
Industrial REITs — 2.3%
Lineage Inc.	59,508	3,773,997
Prologis Inc.	29,700	3,468,366 (a)
Total Industrial REITs		7,242,363
Residential REITs — 5.1%
American Homes 4 Rent, Class A Shares	144,505	5,533,096 (a)
Equity LifeStyle Properties Inc.	103,425	7,377,305
Equity Residential	42,775	3,279,132
Total Residential REITs		16,189,533
Specialized REITs — 6.2%
American Tower Corp.	27,273	5,700,057 (a)
Digital Realty Trust Inc.	16,531	3,234,951 (a)
Equinix Inc.	5,078	4,983,956 (a)
Gaming and Leisure Properties Inc.	116,506	6,012,875 (a)
Total Specialized REITs		19,931,839

Total Real Estate		46,623,026
Utilities — 5.9%
Electric Utilities — 3.3%
Edison International	32,800	2,878,200
PPL Corp.	217,981	7,614,076 (a)
Total Electric Utilities		10,492,276
Multi-Utilities — 2.6%
Public Service Enterprise Group Inc.	21,263	2,005,101
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security		Shares	Value

Multi-Utilities — continued
Sempra		69,066	$6,469,412 (a)
Total Multi-Utilities			8,474,513

Total Utilities			18,966,789
Total Common Stocks (Cost — $171,476,408)			265,185,525
		Shares/Units
Master Limited Partnerships — 21.1%
Diversified Energy Infrastructure — 14.1%
Energy Transfer LP		1,027,406	20,404,283 (a)
Enterprise Products Partners LP		472,780	16,277,815 (a)
Plains GP Holdings LP, Class A Shares		422,497	8,458,390 *
Total Diversified Energy Infrastructure			45,140,488
Oil/Refined Products — 5.2%
CrossAmerica Partners LP		101,729	2,100,704
MPLX LP		188,500	9,737,910 (a)
Sunoco LP		81,658	4,610,411 (a)
Total Oil/Refined Products			16,449,025
Petrochemicals — 1.8%
Westlake Chemical Partners LP		239,536	5,693,771 (a)

Total Master Limited Partnerships (Cost — $15,381,187)			67,283,284
	Rate	Shares
Convertible Preferred Stocks — 9.2%
Financials — 5.6%
Capital Markets — 1.5%
Ares Management Corp., Non Voting Shares	6.750%	84,234	4,732,266
Financial Services — 4.1%
Apollo Global Management Inc.	6.750%	142,451	13,202,359

Total Financials			17,934,625
Industrials — 1.3%
Aerospace & Defense — 1.3%
Boeing Co.	6.000%	75,794	4,198,229

Utilities — 2.3%
Electric Utilities — 2.3%
NextEra Energy Inc.	6.926%	166,500	7,227,765

Total Convertible Preferred Stocks (Cost — $21,322,682)			29,360,619
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 4.5%
Communication Services — 0.7%
Entertainment — 0.3%
Netflix Inc., Senior Notes	5.375%	11/15/29	$400,000	$411,823 (b)
Walt Disney Co., Senior Notes	2.000%	9/1/29	600,000	537,196
Total Entertainment				949,019
Interactive Media & Services — 0.1%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	250,000	217,082 (b)
Media — 0.2%
Comcast Corp., Senior Notes	4.250%	10/15/30	550,000	537,432
Fox Corp., Senior Notes	6.500%	10/13/33	20,000	21,473
Total Media				558,905
Wireless Telecommunication Services — 0.1%
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	500,000	477,836

Total Communication Services				2,202,842
Consumer Discretionary — 0.7%
Automobiles — 0.2%
Ford Motor Co., Senior Notes	3.250%	2/12/32	550,000	469,381
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	250,000	247,763
Total Automobiles				717,144
Broadline Retail — 0.2%
Amazon.com Inc., Senior Notes	2.100%	5/12/31	550,000	475,017
Hotels, Restaurants & Leisure — 0.2%
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	400,000	399,084 (b)
Royal Caribbean Cruises Ltd., Senior Notes	5.625%	9/30/31	190,000	190,480 (b)
Total Hotels, Restaurants & Leisure				589,564
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	6.375%	5/15/30	50,000	51,055
Specialty Retail — 0.1%
Home Depot Inc., Senior Notes	2.700%	4/15/30	300,000	273,325

Total Consumer Discretionary				2,106,105
Consumer Staples — 0.3%
Food Products — 0.2%
Lamb Weston Holdings Inc., Senior Notes	4.375%	1/31/32	550,000	504,414 (b)
Personal Care Products — 0.1%
Kenvue Inc., Senior Notes	4.900%	3/22/33	400,000	402,784

Total Consumer Staples				907,198
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Financials — 1.2%
Banks — 0.9%
Bank of America Corp., Senior Notes (5.015% to 7/22/32 then SOFR + 2.160%)	5.015%	7/22/33	$600,000	$602,528 (c)
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	700,000	733,089 (c)
JPMorgan Chase & Co., Subordinated Notes (5.717% to 9/14/32 then SOFR + 2.580%)	5.717%	9/14/33	700,000	725,694 (c)
Truist Financial Corp., Senior Notes (5.711% to 1/24/34 then SOFR + 1.922%)	5.711%	1/24/35	300,000	309,614 (c)
Wells Fargo & Co., Senior Notes (4.897% to 7/25/32 then SOFR + 2.100%)	4.897%	7/25/33	500,000	494,511 (c)
Total Banks				2,865,436
Capital Markets — 0.1%
Daimler Truck Finance North America LLC, Senior Notes	5.200%	1/17/25	200,000	200,077 (b)
Consumer Finance — 0.1%
American Express Co., Senior Notes (5.043% to 5/1/33 then SOFR + 1.835%)	5.043%	5/1/34	500,000	503,414 (c)
Financial Services — 0.1%
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	250,000	264,273 (b)

Total Financials				3,833,200
Health Care — 0.9%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	5.250%	3/2/33	550,000	559,115
Health Care Providers & Services — 0.5%
Centene Corp., Senior Notes	3.000%	10/15/30	600,000	523,636
Cigna Group, Senior Notes	2.400%	3/15/30	348,000	309,274
CVS Health Corp., Senior Notes	3.750%	4/1/30	600,000	561,471
HCA Inc., Senior Notes	5.625%	9/1/28	400,000	408,586
Total Health Care Providers & Services				1,802,967
Pharmaceuticals — 0.2%
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	550,000	544,415

Total Health Care				2,906,497
Industrials — 0.4%
Aerospace & Defense — 0.2%
Northrop Grumman Corp., Senior Notes	4.750%	6/1/43	500,000	467,373
Commercial Services & Supplies — 0.0%††
Deluxe Corp., Senior Secured Notes	8.125%	9/15/29	30,000	30,435 (b)(d)
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Ground Transportation — 0.1%
XPO Inc., Senior Secured Notes	6.250%	6/1/28	$350,000	$355,788 (b)
Trading Companies & Distributors — 0.1%
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	500,000	447,095

Total Industrials				1,300,691
Information Technology — 0.0%††
IT Services — 0.0%††
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	150,000	155,250 (b)

Materials — 0.3%
Chemicals — 0.0%††
Methanex US Operations Inc., Senior Notes	6.250%	3/15/32	50,000	49,932 (b)
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	3.125%	9/15/31	550,000	481,512
Metals & Mining — 0.2%
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	500,000	484,739

Total Materials				1,016,183
Utilities — 0.0%††
Independent Power and Renewable Electricity Producers — 0.0%††
Lightning Power LLC, Senior Secured Notes	7.250%	8/15/32	100,000	104,305 (b)

Total Corporate Bonds & Notes (Cost — $14,321,749)				14,532,271
			Shares
Investments in Underlying Funds — 2.0%
Ares Capital Corp. (Cost — $5,260,817)			286,890	6,354,614 (a)(e)
			Face Amount
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $346,117)	3.875%	8/15/34	$350,000	341,113
Total Investments before Short-Term Investments (Cost — $228,108,960)				383,057,426
			Shares
Short-Term Investments — 1.7%
Dreyfus Government Cash Management, Institutional Shares	4.526%		1,231,329	1,231,329 (f)
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — continued
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	4.473%	4,373,281	$4,373,281 (f)

Total Short-Term Investments (Cost — $5,604,610)			5,604,610
Total Investments — 121.6% (Cost — $233,713,570)			388,662,036
Liabilities in Excess of Other Assets — (21.6)%			(69,167,416)
Total Net Assets — 100.0%			$319,494,620

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Securities traded on a when-issued or delayed delivery basis.
(e)	Security is a business development company (Note 1).
(f)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Statement of assets and liabilities
November 30, 2024

Assets:
Investments, at value (Cost — $233,713,570)	$388,662,036
Dividends and interest receivable	583,155
Prepaid expenses	2,287
Total Assets	389,247,478
Liabilities:
Loan payable (Note 5)	67,000,000
Distributions payable	1,937,187
Due to custodian	296,506
Investment management fee payable	261,454
Payable for securities purchased	30,000
Interest and commitment fees payable	20,050
Directors’ fees payable	4,827
Accrued expenses	202,834
Total Liabilities	69,752,858
Total Net Assets	$319,494,620
Net Assets:
Par value ($0.001 par value; 17,143,245 shares issued and outstanding; 100,000,000 shares authorized)	$17,143
Paid-in capital in excess of par value	155,918,045
Total distributable earnings (loss)	163,559,432
Total Net Assets	$319,494,620
Shares Outstanding	17,143,245
Net Asset Value	$18.64
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

Statement of operations
For the Year Ended November 30, 2024

Investment Income:
Dividends and distributions	$10,250,479
Interest	794,018
Less: Foreign taxes withheld	(58,687)
Total Investment Income	10,985,810
Expenses:
Interest expense (Note 5)	4,077,590
Investment management fee (Note 2)	2,976,974
Legal fees	160,296
Directors’ fees	125,947
Shareholder reports	77,167
Transfer agent fees	73,491
Audit and tax fees	70,650
Fund accounting fees	35,631
Stock exchange listing fees	12,503
Commitment fees (Note 5)	9,486
Insurance	2,544
Franchise taxes	2,249
Custody fees	282
Miscellaneous expenses	25,374
Total Expenses	7,650,184
Net Investment Income	3,335,626
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	35,291,136
Foreign currency transactions	685
Net Realized Gain	35,291,821
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	48,582,479
Foreign currencies	(434)
Change in Net Unrealized Appreciation (Depreciation)	48,582,045
Net Gain on Investments and Foreign Currency Transactions	83,873,866
Increase in Net Assets From Operations	$87,209,492
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2024	2023
Operations:
Net investment income	$3,335,626	$555,468
Net realized gain	35,291,821	20,364,976
Change in net unrealized appreciation (depreciation)	48,582,045	4,390,857
Increase in Net Assets From Operations	87,209,492	25,311,301
Distributions to Shareholders From (Note 1):
Total distributable earnings	(23,240,081)	(12,082,296)
Return of capital	—	(11,068,806)
Decrease in Net Assets From Distributions to Shareholders	(23,240,081)	(23,151,102)
Fund Share Transactions:
Reinvestment of distributions (5,451 and 0 shares issued, respectively)	95,938	—
Cost of shares repurchased (0 and 267,305 shares repurchased, respectively) (Note 7)	—	(3,265,764)
Increase (Decrease) in Net Assets From Fund Share Transactions	95,938	(3,265,764)
Increase (Decrease) in Net Assets	64,065,349	(1,105,565)
Net Assets:
Beginning of year	255,429,271	256,534,836
End of year	$319,494,620	$255,429,271
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

Statement of cash flows
For the Year Ended November 30, 2024

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$87,209,492
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(152,829,575)
Sales of portfolio securities	163,846,492
Net purchases, sales and maturities of short-term investments	(718,186)
Net amortization of premium (accretion of discount)	(100,568)
Return of capital	3,051,294
Securities litigation proceeds	51,869
Decrease in dividends and interest receivable	72,437
Decrease in prepaid expenses	398
Increase in payable for securities purchased	30,000
Increase in investment management fee payable	46,148
Decrease in Directors’ fees payable	(6,315)
Increase in interest and commitment fees payable	9,661
Increase in accrued expenses	57,489
Net realized gain on investments	(35,291,136)
Change in net unrealized appreciation (depreciation) of investments	(48,582,479)
Net Cash Provided in Operating Activities*	16,847,021
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(23,143,527)
Proceeds from loan facility borrowings	6,000,000
Increase in due to custodian	296,506
Net Cash Used by Financing Activities	(16,847,021)
Cash and restricted cash at beginning of year	—
Cash and restricted cash at end of year	—

*	Included in operating expenses is $4,077,415 paid for interest and commitment fees on borrowings.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.
November 30, 2024
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$95,938
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2024[1]	2023[1]	2022[1]	2021[1]	2020[1]
Net asset value, beginning of year	$14.90	$14.74	$15.93	$13.12	$15.60
Income (loss) from operations:
Net investment income	0.19	0.03	0.37	0.50	0.56
Net realized and unrealized gain (loss)	4.91	1.45	(0.55)	3.33	(1.80)
Total income (loss) from operations	5.10	1.48	(0.18)	3.83	(1.24)
Less distributions from:
Net investment income	(0.45)	(0.33)[2]	(0.33)	(0.52)	(0.46)
Net realized gains	(0.91)	(0.38)[2]	—	—	—
Return of capital	—	(0.64)	(0.71)	(0.52)	(0.78)
Total distributions	(1.36)	(1.35)	(1.04)	(1.04)	(1.24)
Anti-dilutive impact of repurchase plan	—	0.03 [3]	0.03 [3]	0.02 [3]	—
Capital contributions	—	—	—	—	0.00 [4]
Net asset value, end of year	$18.64	$14.90	$14.74	$15.93	$13.12
Market price, end of year	$17.83	$13.16	$13.04	$14.27	$11.33
Total return, based on NAV[5,6]	35.75%	11.18%	(0.71)%	30.38%	(5.82)%[7]
Total return, based on Market Price[8]	47.81%	12.51%	(1.32)%	36.28%	(12.83)%
Net assets, end of year (millions)	$319	$255	$257	$282	$236
Ratios to average net assets:
Gross expenses	2.70%	2.62%	1.67%	1.33%	1.65%
Net expenses	2.70	2.62	1.67	1.33	1.65 [9]
Net investment income	1.18	0.22	2.45	3.35	4.40
Portfolio turnover rate	44%	41%	16%	33%	52%
Supplemental data:
Loan Outstanding, End of Year (000s)	$67,000	$61,000	$61,000	$61,000	$55,000
Asset Coverage Ratio for Loan Outstanding[10]	577%	519%	521%	562%	529%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$5,769	$5,187	$5,205	$5,619	$5,289
Weighted Average Loan (000s)	$66,672	$61,000	$61,000	$57,663	$62,973
Weighted Average Interest Rate on Loan	6.01%	5.60%	2.03%	0.79%	1.44%

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2024 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Per share amounts for the fiscal year ended November 30, 2023, has been updated to reflect the final character of distributions paid.
[3]
The repurchase plan was completed at an average repurchase price of $12.22 for 267,305 shares and $3,265,764 for the year ended November 30, 2023, $14.15 for 281,609 shares and $3,984,968 for the year ended November 30,
2022, and $14.15 for 296,622 shares and $4,197,215 for the year ended November 30, 2021.

[4]	Amount represents less than $0.005 or greater than $(0.005) per share.
[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[7]	Includes the effect of a capital contribution. Absent the capital contribution, the total return would have been unchanged.
[8]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[9]	Reflects fee waivers and/or expense reimbursements.
[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2024 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income.
Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its Managed Assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset

LMP Capital and Income Fund Inc. 2024 Annual Report

value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
LMP Capital and Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$265,185,525	—	—	$265,185,525
Master Limited Partnerships	67,283,284	—	—	67,283,284
Convertible Preferred Stocks	29,360,619	—	—	29,360,619
Corporate Bonds & Notes	—	$14,532,271	—	14,532,271
Investments in Underlying Funds	6,354,614	—	—	6,354,614
U.S. Government & Agency Obligations	—	341,113	—	341,113
Total Long-Term Investments	368,184,042	14,873,384	—	383,057,426
Short-Term Investments†	5,604,610	—	—	5,604,610
Total Investments	$373,788,652	$14,873,384	—	$388,662,036

†	See Schedule of Investments for additional detailed categorizations.
(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.
(c) Master limited partnerships. The Fund may invest without limit in the securities of both energy and non-energy Master Limited Partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated for U.S. federal tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to

LMP Capital and Income Fund Inc. 2024 Annual Report

as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from
LMP Capital and Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(i) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at

LMP Capital and Income Fund Inc. 2024 Annual Report

the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.
(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
(k) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a monthly basis. The Fund intends to distribute all of its net investment income earned each month and any cash received during the month from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
The Fund may invest without limit in the securities of MLPs, so long as no more than 25% of its total assets are invested in MLPs that are treated as qualified publicly traded partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable
LMP Capital and Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.
The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(97,240)	$97,240
(a) Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in REITs and MLPs.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, ClearBridge, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMP Capital and Income Fund Inc. 2024 Annual Report

FTFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock (“Managed Assets”).
FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed income investments. For its services, FTFA pays the subadvisers monthly 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser.
Western Asset London provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset London does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset London monthly a subadvisory fee of 0.30% on the assets managed by Western Asset London.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended November 30, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$152,483,499	$346,076
Sales	163,846,492	—
At November 30, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$226,097,830	$165,736,725	$(3,172,519)	$162,564,206
LMP Capital and Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
4. Derivative instruments and hedging activities
During the year ended November 30, 2024, the Fund did not invest in derivative instruments.
5. Loan
The Fund has a Margin Loan and Security Agreement (the “Credit Agreement”) with Bank of America, N.A. (“BofA”) that allows the Fund to borrow up to an aggregate amount of $80,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.10% except that the commitment fee is 0.07% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the year ended November 30, 2024, was $4,077,117. For the year ended November 30, 2024, the Fund incurred commitment fees of $9,486. For the year ended November 30, 2024, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $66,672,131 and the weighted average interest rate was 6.01%. At November 30, 2024, the Fund had $67,000,000 of borrowings outstanding.
6. Distributions subsequent to November 30, 2024
The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/21/2024	12/2/2024	$0.1130
12/23/2024	12/31/2024	$0.1130
1/24/2025	2/3/2025	$0.1130
2/21/2025	3/3/2025	$0.1130
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may

LMP Capital and Income Fund Inc. 2024 Annual Report

enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.
During the year ended November 30, 2024, the Fund did not repurchase any shares. During the year ended November 30, 2023, the Fund repurchased and retired 1.49% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 13.27% for the year ended November 30, 2023. Shares repurchased and the corresponding dollar amount are included in the Statements of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.
Since the commencement of the stock repurchase program through November 30, 2024, the Fund repurchased 845,536 shares or 4.70% of its common shares outstanding for a total amount of $11,447,947.
8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$7,598,103	$5,642,862
Net long-term capital gains	15,641,978	6,439,434
Total taxable distributions	$23,240,081	$12,082,296
Tax return of capital	—	11,068,806
Total distributions paid	$23,240,081	$23,151,102
As of November 30, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$14,217,220
Other book/tax temporary differences(a)	(13,221,950)
Unrealized appreciation (depreciation)(b)	162,564,162
Total distributable earnings (loss) — net	$163,559,432

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and other book/tax basis adjustments.
LMP Capital and Income Fund Inc. 2024 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of LMP Capital and Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Capital and Income Fund Inc. (the “Fund”) as of November 30, 2024, the related statements of operations and cash flows for the year ended November 30, 2024, the statement of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2024 and the financial highlights for each of the five years in the period ended November 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

LMP Capital and Income Fund Inc. 2024 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of LMP Capital and Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Daniel P. Cronin*
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Paolo M. Cucchi*
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years
Emeritus Professor of French and Italian (since 2014) and
formerly, Vice President and Dean of The College of Liberal Arts
(1984 to 2009) and Professor of French and Italian (2009 to 2014)
at Drew University

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Anthony Grillo**
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)

LMP Capital and Income Fund Inc.

Independent Directors† (cont’d)
Eileen A. Kamerick***
Year of birth	1958
Position(s) held with Fund[1]	Chair and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council of Foreign Relations

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Peter Mason**
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (non-governmental organization) (1998 to 2021)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
Hillary A. Sale**
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and
CBOE SEF, Director (since 2022); Advisory Board Member of
Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen Board (nonprofit) (2007 to 2022)

LMP Capital and Income Fund Inc.

Interested Director and Officer
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 114 funds associated with FTFA or its affiliates (since 2015);
President and Chief Executive Officer of FTFA (since 2015);
formerly, Senior Managing Director (2018 to 2020) and
Managing Director (2016 to 2018) of Legg Mason & Co., LLC
(“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 114 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Additional Officers
Fred Jensen
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2020); Assistant
Secretary of certain funds associated with Legg Mason & Co. or its affiliates (2006 to 2023); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers (cont’d)
Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel of Franklin Templeton
(since 2020); Secretary of FTFA (since 2006); Secretary of LM
Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason
Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†
Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
*
Messrs. Cronin and Cucchi resigned from the Board effective December 31, 2024.
**
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
***
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.
1
The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of

LMP Capital and Income Fund Inc.

the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2027, year 2025 and year 2026, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2
Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
LMP Capital and Income Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Capital and Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
280 Park Ave, 8th Floor
New York, NY 10017
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objective
The Fund’s investment objective is total return with an emphasis on income.
Principal Investment Policies and Strategies
Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its Managed Assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund’s investment approach is designed to offer the potential for total return performance similar to that of the S&P 500 Index over the long term. The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge’s view of economic, market and political conditions, fiscal and monetary policy and security valuation. The investment manager has delegated to ClearBridge, one of the Fund’s subadvisers, the Fund’s allocation between equity and fixed income securities, as well as the Fund’s equity investments in general. A portfolio management team at Western Asset, the Fund’s other subadviser, manages the fixed income portion of the Fund. Depending on ClearBridge’s view of these factors, which may vary from time to time, ClearBridge may allocate substantially all of the investments in the portfolio to equity securities or fixed income securities.
The Fund’s investments in equity securities will include, among other securities, common stock traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts, limited partnership interests, equity-linked debt securities and shares of other investment companies. The Fund’s investments in fixed income securities will include, among other securities, corporate bonds, mortgage and asset backed securities, U.S. government obligations, investment grade and high yield debt, including emerging market debt and high yield sovereign debt, and loans. The Fund may invest without limit in both energy and non-energy master limited partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated as qualified publicly traded partnerships.
As noted above, the Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions by taking temporary defensive positions in any non-corporate issuer, including high-quality, short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
The Fund may invest up to 15% of its Managed Assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.
With respect to the Fund’s fixed income portion of the Fund, the Fund usually will attempt to maintain a portfolio with a weighted average credit quality rated between Ba3 and A2 by

LMP Capital and Income Fund Inc.

Moody’s Investor Services, Inc. (“Moody’s”) or between BB- and A by Standard & Poor’s Ratings Services (“S&P”). As applicable, Western Asset determines the Fund’s average credit quality by calculating on a daily basis the weighted average of the credit ratings of the Fund’s investments. Securities are rated by different agencies and if a security receives different ratings from these agencies, the Fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the Fund purchases a security.
The average portfolio duration of the fixed income securities held by the Fund will normally be within one and seven years, including the effect of leverage, based on Western Asset’s forecast for interest rates.
The Fund may also use reverse repurchase agreements as part of its investment strategy.
The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange listed and over-the-counter options on currencies and currency swaps.
The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements. As part of its strategies, the Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the applicable subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, “derivative transactions”). The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.
Principal Risk Factors
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Common Stock represents an indirect investment in the securities owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Equity Securities and Related Market Risk. The stock markets are volatile and the market prices of the Fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.
Information Technology Sector Risks. To the extent the Fund concentrates its investments in the information technology sector, it is vulnerable to the particular risks that may affect companies in that sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.
Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the

LMP Capital and Income Fund Inc.

purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).
Tax Risks of Investing in Equity Securities of MLPs. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares of Common Stock.
Energy Sector Risks. To the extent the Fund concentrates its investments in the energy sector, it is vulnerable to the particular risks that may affect companies in that sector. MLPs and midstream entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.
Distribution Risk For Equity Income Securities. In selecting equity income securities in which the Fund will invest, ClearBridge will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and is subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Preferred Stock Risk. The Fund may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated

LMP Capital and Income Fund Inc.

fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
•
 Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
•
 Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines.
The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
•
 Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
•
 Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
earnings rate. A decline in income could affect the market price of Common Stock or overall returns.
Leverage Risk. The Fund is authorized to use leverage (including loans from financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements and through the issuance of preferred shares) in amounts of up to approximately 33 1/3% of its total assets less all liabilities and indebtedness not represented by senior securities immediately after such borrowing and/or issuance. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Below Investment Grade Securities (High-Yield) Risk. The Fund may invest in high-yield debt securities. Debt securities rated below investment grade are commonly referred to as “high-yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Debt securities rated C or lower by Moody’s, CCC or lower by S&P or CC or lower by Fitch IBCA, Inc. (“Fitch”) or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.
Debt securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely

LMP Capital and Income Fund Inc.

affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.
Low Rated and Unrated Securities Risk. Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to Stockholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

LMP Capital and Income Fund Inc.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers an investment to be in an emerging market if the local currency long-term debt rating assigned by all NRSROs to debt issued by that country is below A-. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular distributions on its Common Stock. To the extent the total distributions for a year exceed the Fund’s investment company taxable income and net capital gain for that year, the excess will generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a Common Stockholders tax basis in the Common Stock. In addition, such excess distributions may have the effect of decreasing the Fund’s total assets and may increase the Fund’s expense ratio as the Fund’s fixed expenses may become a larger percentage of the Fund’s average net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
investment judgment may not dictate such action. For instance, these sales may result in the Fund recognizing short-term capital gains, which are taxed to stockholders at ordinary income rates.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Illiquidity Risk. Illiquidity risk exists when particular investments are impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain assets. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments for cash needs, the Fund may suffer a loss. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political

LMP Capital and Income Fund Inc.

events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
REITs Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity or hybrid REIT may be affected by changes in the value of the underlying properties owned by the REIT. A
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
mortgage or hybrid REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage and hybrid REITs are subject to the risks of accelerated prepayments of mortgage pools or pass-through securities, reliance on short-term financing and more highly leveraged capital structures. REITs are dependent upon the skills of their managers and are not diversified.
REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause CRO to bear its proportionate share of the costs of the REITs’ operations. At the same time, CRO will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on Borrowings resulting from increasing short-term interest rates or dividend expenses on Preferred Stock. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the

LMP Capital and Income Fund Inc.

counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.
Risks of Futures and Options on Futures. The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.
•
 Successful use of hedging transactions depends upon the applicable subadviser’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.
•
 There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.
•
 Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.
•
 There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
•
 There is no assurance that the Fund will use hedging transactions. For example, if the
Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.
Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Stock depends upon whether the market price of the Common Stock at the time of sale is above or below the investor’s
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
purchase price for the Common Stock. Because the market price of the Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Stock, stability of distributions, trading volume of the Common Stock, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. The Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of total return with an emphasis on income. The Bylaws also

LMP Capital and Income Fund Inc.

contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the investment manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its Stockholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on February 24, 2004, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2024:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$15,641,978
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$6,330,253
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$6,593,883
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$455,282
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$3,517,414
Qualified Business Income Dividends Earned	§199A	$980,521
Section 163(j) Interest Earned	§163(j)	$969,489
Interest Earned from Federal Obligations	Note (1)	$187,760
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
LMP Capital and Income Fund Inc.

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LMP
Capital and Income Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo*
Eileen A. Kamerick**
Chair
Nisha Kumar
Peter Mason*
Hillary A. Sale*
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
LMP Capital and Income Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
ClearBridge Investments, LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
SCD
*
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•
Personal information included on applications or other forms;
•
Account balances, transactions, and mutual fund holdings and positions;
•
Bank account information, legal documents, and identity verification documentation; and
•
Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•
Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
The Funds’ representatives such as legal counsel, accountants and auditors to enable the
Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

LMP Capital and Income Fund Inc.
LMP Capital and Income Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
FD03548 1/25

Item 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial experts”.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2023 and November 30, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,500 in November 30, 2023 and $66,250 in November 30, 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2023 and $0 in November 30, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in November 30, 2023 and $11,000 in November 30, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the LMP Capital and Income Fund Inc. were $0 in November 30, 2023 and $2,500 in November 30, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Capital and Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to LMP Capital and Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Capital and Income Fund Inc. during the reporting period were $612,335 in November 30, 2023 and $613,140 in November 30, 2024.

(h) Yes. LMP Capital and Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the LMP Capital and Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin*

Paolo M. Cucchi*

Anthony Grillo**

Eileen A. Kamerick

Nisha Kumar

Peter Mason**

Hillary A. Sale**

* Effective December 31, 2024, Messrs. Cronin and Cucchi resigned from the Audit Committee.

** Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became members of the Audit Committee.

b) Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF SEPTEMBER 2023

I.	Types of Accounts for Which ClearBridge Votes Proxies
II.	General Guidelines
III.	How ClearBridge Votes
IV.	Conflicts of Interest
A.	Procedures for Identifying Conflicts of Interest
B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
C.	Third Party Proxy Voting Firm - Conflicts of Interest
V.	Voting Policy
A.	Election of Directors
B.	Proxy Contests
C.	Auditors
D.	Proxy Contest Defenses
E.	Tender Offer Defenses
F.	Miscellaneous Governance Provisions
G.	Capital Structure
H.	Executive and Director Compensation
I.	State/Country of Incorporation
J.	Mergers and Corporate Restructuring
K.	Social and Environmental Issues
L.	Miscellaneous
VI.	Other Considerations
A.	Share Blocking
B.	Securities on Loan
VII.	Disclosure of Proxy Voting
VIII.	Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors
1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•	is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion).

•	is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).[1]

b.	We vote on a case-by-case basis in the following circumstances:

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

1.	This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

i.	Significant Greenhouse Gas (GHG) Emitters – We will generally vote against the Chair of the board and the Chair of the responsible committee for companies that are significant GHG emitters in cases where the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-term and medium-term GHG reduction targets or net zero by 2050 GHG reduction targets).

ii.	Lack of Progress Towards Addressing Emissions – We may decide to vote against the Chair of the board and relevant Directors in connection with our net zero commitment if we determine that insufficient progress has been made towards addressing emissions. Such a vote against the Chair and Directors would be one of the final steps in our net zero escalation policy. A vote against the Chair and Directors would only be considered after extensive direct engagement with the company and where there is insufficient progress being made via engagement after several years. This vote would be placed on an ad hoc basis and only upon our specific request.

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

C.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering.

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals
a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay
a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.
b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.
4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors
•	Maximum award limits
•	Repricing without shareholder approval prohibited
•	3-year average burn rate for company
•	Plan administrator has authority to accelerate the vesting of awards
•	Shares under the plan subject to performance criteria
5.	Golden Parachutes
a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.
b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.
6.	Golden Coffins
a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.
b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.
7.	Anti-Tax Gross-up Policy
a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.
b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.
8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans
a.	We vote for qualified plans where all of the following apply:
•	The purchase price is at least 85 percent of fair market value
•	The offering period is 27 months or less
•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:
•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
•	There are limits on employee contribution (ex: fixed dollar amount)
•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans
a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.
b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
12.	Directors Retirement Plans
a.	We vote against retirement plans for non-employee directors.
b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.
13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay
a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
b.	We vote against shareholder proposals requiring director fees be paid in stock only.
c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.
d.	We vote for shareholder proposals to put option repricing to a shareholder vote.
e.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
g.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis
•	Performance metrics for short- and long-term incentive programs
•	CEO pay relative to company performance (is there a misalignment)
•	Tax gross-ups to senior executives
•	Change-in-control arrangements
•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives
16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or
•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
•	Actual stock ownership of the company’s named executive officers
•	Policies aimed at mitigating risk taking by senior executives
•	Pay practices at the company that we deem problematic
I.	State/Country of Incorporation
1.	Voting on State Takeover Statutes
a.	We vote for proposals to opt out of state freeze-out provisions.
b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions
a.	We vote against proposals to amend the charter to include control share acquisition provisions.
b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
c.	We vote for proposals to restore voting rights to the control shares.
d.	We vote for proposals to opt out of control share cashout statutes.
J.	Mergers and Corporate Restructuring
1.	Mergers and Acquisitions
a.	We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.
2.	Corporate Restructuring
a.	We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.
3.	Spin-offs
a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
4.	Asset Sales
a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
5.	Liquidations
a.	We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
6.	Appraisal Rights
a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.
7.	Changing Corporate Name
a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.
8.	Conversion of Securities
a.	We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions
a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting
a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;
b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.
2.	Diversity & Equality
a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;
b.	We vote for proposals requesting comprehensive disclosure on board diversity;
c.	We vote for proposals requesting comprehensive disclosure on employee diversity;
d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;
e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
3.	Climate Risk Disclosure
a.	We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;
b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;
4.	Case-by-case E&S proposals (examples)
a.	Animal welfare policies;
b.	Human rights and related company policies;
c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;
d.	Operations in high-risk or sensitive areas;
e.	Product integrity and marketing; and
f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit, which we generally support but vote on a case-by-case basis given the variability in the language.

L.	Miscellaneous
1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available
•	How extensive is the disclosure on these documents
•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
•	Does the company provide information on its trade association expenditures
•	Total amount of political expenditure by the company in recent history
3.	Operational Items
a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
f.	We vote against proposals to approve other business when it appears as voting item.
4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of a quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	regulatory filings
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives
a.	We vote for most stock (scrip) dividend proposals.
b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;
•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

Copies of proxy statements received with respect to securities in client accounts.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.
2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.
4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):	As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of

Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Mark Lindbloom Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; Portfolio Manager with Western Asset since 2006. Formerly, a Managing Director of Citigroup Asset Management and its predecessors from 1986-2006.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2023

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Patrick McElroy Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2022	Co-portfolio manager of the fund; Mr. McElroy is a Director and a Portfolio Manager of ClearBridge. Mr. McElroy joined the subadviser in 2007 and was previously a Convertible Securities Research Analyst for Palisade Capital Management, a Convertible Securities and Equities Research Analyst at Jefferies & Co., a Research Associate for Fixed Income at Standard & Poor’s and prior to that, worked in Fixed Income Division Sales at Donaldson, Lufkin and Jenrette Securities. He has 31 years of investment industry experience.

Peter Vanderlee Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2009

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has 23 years of investment management experience and thirteen years of related investment experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2024.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
Ryan Brist‡	Other Registered Investment Companies	29	$13.33 billion	None	None
	Other Pooled Vehicles	24	$13.45 billion	None	None
	Other Accounts	153	$64.28 billion	5	$1.38 billion
Michael Buchanan‡	Other Registered Investment Companies	72	$90.12 billion	None	None
	Other Pooled Vehicles	249	$56.52 billion	20	$2.43 billion
	Other Accounts	499	$156.83 billion	17	$9.79 billion
Mark Lindbloom‡	Other Registered Investment Companies	20	$19.61 billion	None	None
	Other Pooled Vehicles	26	$10.65 billion	None	None
	Other Accounts	161	$52.60 billion	1	$24 million
Christopher Kilpatrick‡	Other Registered Investment Companies	8	$3.16 billion	None	None
	Other Pooled Vehicles	6	$478 million	3	$331 million
	Other Accounts	None	None	None	None

Patrick McElroy	Other Registered Investment Companies	2	$1.73 billion	None	None
	Other Pooled Vehicles	3	$1.37 billion	None	None
	Other Accounts	1,538	$590 million	None	None
Peter Vanderlee	Other Registered Investment Companies	7	$11.70 billion	None	None
	Other Pooled Vehicles	5	$1.54 billion	None	None
	Other Accounts	56,912	$22.86 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of November 30, 2024:

Investment Professional Compensation (Western Asset)

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Compensation (ClearBridge)

Potential Conflicts of Interest

In this subsection and the next subsection titled “Portfolio Manager Compensation Structure”, “Subadviser” refers to ClearBridge Investments, LLC.

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Subadviser and the individuals that each employs. For example, the Subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The Subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the Subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the Subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Portfolio Manager Compensation Structure

The Subadviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. A portion of annual bonuses is deferred into compensation plans that vest over the course of several years after the grant date. Deferrals are tied to portfolio performance, ClearBridge equity products, and Franklin Resources stock.

The Subadviser’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award
•	The Subadviser’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into the Subadviser’s managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new product and one-third can be elected to track the performance of one or more of the Subadviser’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed products. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of Subadviser’s managed funds, while one-third tracks the performance of the new product composite. The Subadviser then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in the shares subject to vesting requirements.
•	Franklin Resources Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by the Subadviser’s Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.
•	Appropriate risk positioning that is consistent with the Subadviser’s investment philosophy and the Investment Committee/CIO approach to generation of alpha.

•   Overall firm profitability and performance.

•   Amount and nature of assets managed by the portfolio manager.

•   Contributions for asset retention, gathering and client satisfaction.

•   Contribution to mentoring, coaching and/or supervising.

•	Contribution and communication of investment ideas in the Subadviser’s Investment Committee meetings and on a day to day basis.

•   Market compensation survey research by independent third parties.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2024.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Ryan Brist	A
Michael Lindbloom	A
Michael Buchanan	A
Patrick McElroy	A
Peter Vanderlee	F
Christopher Kilpatrick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 24, 2025